SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

     This SECOND AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement") is effective as of February 2, 2006 (the "Effective Date") by and between CORNELL CAPITAL PARTNERS, LP and HIGHGATE HOUSE FUNDS, LTD. (collectively, the "Pledgee"), GREENSHIFT CORPORATION (the "Pledgor") and DAVID GONZALEZ, ESQ., as escrow agent ("Escrow Agent"). For the purposes hereof, "Transaction Documents" means the Securities Purchase Agreement of even date herewith between the Obligor and the Holder and any other agreement delivered in connection with this Agreement or existing between the parties hereto prior to the date hereof, including, without limitation, the Convertible Debenture dated April 1, 2005 in the principal amount of $2,535,611, the Convertible Debenture dated July 15, 2005 in the principal amount of $565,000, the Convertible Debenture dated
October 12, 2005 in the principal amount of $1,475,000, the Convertible Debenture of even date herewith in the principal amount of $5,000,000, the Second Amended and Restated Stock Pledge Agreement of even date herewith, the Second Amended and Restated Security Agreement of even date herewith, the Second Amended and Restated Registration Rights Agreement of even date herewith, the Irrevocable Transfer Agent Instructions of even date herewith, and any other instrument or contract existing between the parties on or before the date hereof.

                                    RECITALS:

     WHEREAS, The Secured Party is the holder of (i) that certain Amended and Restated Secured Convertible Debenture dated April 1, 2005, in the principal amount of $2,535,611, (ii) that certain Convertible Debenture dated July 15, 2005 in the principal amount of $565,000, (iii) that certain Convertible Secured Debenture of even date herewith in the principal amount of $1,475,000, and (iv) that certain Convertible Secured Debenture of even date herewith in the aggregate amount of $5,000,000 (collectively, the "Convertible Debentures"), which are convertible into shares of the Company's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"), in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached to the Securities Purchase Agreement;

     WHEREAS, to induce the Secured Party to purchase the Convertible Debentures and enter into all ancillary agreements and documents, the Company hereby grants to the Secured Party a security interest in and to the pledged property identified on Exhibit "A" hereto (collectively referred to as the "Pledged Property") until the satisfaction of the Obligations, as defined herein below;

     WHEREAS, the Agreement shall amend and restate the Amended and Restated Stock Pledge Agreement by and among the parties hereto dated October 12, 2005;

     WHEREAS, Pledgor and Pledgee have agreed upon the identity of the Escrow Agent and upon the form of this Agreement; and

     WHEREAS, the Escrow Agent has consented to act under this Agreement for the purposes herein provided.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.

     2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the (a) obligations under the Convertible Debentures and the other Transaction Documents and (b) all other indebtedness, obligations and liabilities of Pledgor to Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise ((a) and (b) collectively, the "Indebtedness"), Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Pledgee in all of the following (the "Collateral"):

          (a) the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (the "Pledged Stock"), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

          (b) all additional shares of stock of any issuer of the Pledged Stock (the "Issuer") from time to time acquired by the Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (c)  all  options  and   rights,   whether  as  an  addition   to,  in
               substitution of or in exchange for any shares of the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

          (d) The Pledgor shall at all times, and subject only to the default provisions hereof, continue to be legal and record owner of the Collateral.

     3. Delivery of Collateral. All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Upon an Event of Default under any of the Secured Debentures that has occurred and is continuing beyond any applicable grace period, Pledgee shall have the right, during such time in its discretion, after having provided notice to the Pledgor pursuant to the terms hereof, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Stock. In addition, Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

     4. Representations and Warranties of Pledgor. Pledgor represents and warrants to Pledgee (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full) that:

          (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

          (b)  This  Agreement   constitutes  the  legal,   valid,  and  binding
               obligation of Pledgor enforceable against Pledgor in accordance with its terms.

          (c) Pledgor is the direct and exclusive beneficial owner of each share of the Collateral.

          (d) All of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable.

          (e) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by Pledgee of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

          (f) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

          (g) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Pledgee in accordance with the terms of this Agreement.

          (h) Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Pledgee hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Securities Purchase Agreements, free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, "Liens").

          (i) There are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

          (j) None of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (k) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Pledgee all rights of Pledgor in the Collateral as contemplated by this Agreement.

     5. Covenants. Pledgor covenants that, until the Indebtedness shall be satisfied in full:

          (a) Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

          (b) Pledgor will, at its expense, defend Pledgee's right, title and security interest in and to the Collateral against the claims of any other party.

          (c) Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee.

     6. Voting Rights and Dividends. In addition to Pledgee's rights and remedies set forth in Section 9 hereof, in case an Event of Default under any of the Secured Debentures shall have occurred and be continuing beyond any applicable cure period, Pledgee shall, unless waived, be entitled to collect and receive for its own use cash dividends paid on the Collateral, and the Pledgor shall continue to the Collateral and be entitled to give consents, waivers and ratifications in respect of the Collateral, to the extent of any Collateral that has not been liquidated pursuant to the terms hereof. Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to Pledgee to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement).

     7.   Concerning the Escrow Agent.

          (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

          (b) The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other documents received by it as such escrow Pledgee, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

          (c) Pledgee and Pledgor hereby agree, jointly and severally, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement, except where arising out of willful misconduct or gross negligence; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim. The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Borrower, which fees and costs are specified in the Standby Equity Distribution Agreement.

          (d) If any two parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the Circuit Court of Hudson County, New Jersey, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Borrower and Pledgee for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

          (e) The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by Borrower and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall otherwise not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          (f) The Escrow Agent may resign upon thirty (30) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this thirty (30) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

     8. Event of Default. An "Event of Default" hereunder shall be deemed to have occurred upon the occurrence of an Event of Default under the Convertible Debentures. The Pledgee shall give the Pledgor 60 days advance written notice of the occurrence of an Event of Default prior to taking the actions specified in Section 9 hereof. Such notice shall be deemed delivered if the Pledgee delivers notice under any of the Convertible Debentures or other Transaction Documents. Such notice shall not be in addition to any notice required under the Convertible Debentures or any of the other Transaction Documents.

     9. In case an Event of Default shall have occurred and be continuing, the Escrow Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New Jersey, and the Escrow Agent shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

               (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

               (ii) to transfer  all or any part of the  Collateral  into Escrow
                    Agent's name or the name of its nominee or nominees;

               (iii) to   accelerate   any  Secured   Debenture   which  may  be
                    accelerated in accordance with its terms, and take any other lawful action to collect upon any Secured Debenture (including, without limitation, to make any demand for payment thereon);

               (iv) to vote all or any  part of the  Collateral  (in  each  case whether or not transferred into the name of Escrow Agent) and give all consents, waivers and ratification in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing Escrow Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

               (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Escrow Agent in its reasonable discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Escrow Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

     10. Remedies, etc., Cumulative. Each right, power and remedy of Escrow Agent provided for in this Agreement or any other Documents, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Escrow Agent of any one or more of the rights, powers or remedies provided for in this Agreement or any other Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Escrow Agent of all such other rights, powers or remedies, and no failure or delay on the part of Escrow Agent to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of Escrow Agent to any other further action in any circumstances without demand or notice. The Lender shall have the full power to enforce or to assign or contract is rights under this Agreement to a third party.

     11.  Further Assurances; Power-Of-Attorney.

          (a) Pledgor agrees that it will join with the Escrow Agent in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Escrow Agent may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Escrow Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted bylaw, and agrees to do such further acts and things and to execute and deliver to the Escrow Agent such additional conveyances, assignments, agreements and instruments as the Escrow Agent may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

          (b) Each Pledgor hereby appoints the Escrow Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of an Event of Default in the Escrow Agent's reasonable discretion to take any action and to execute any instrument which the Escrow Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

     12. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by Pledgee as follows:

          (a) First, to the payment of all costs, reasonable expenses and charges of Pledgee and to the reimbursement of Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the sale or any other disposition of any of the Collateral, as well as to the expenses of any attorneys' fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

          (b)  Second, to the payment of the Indebtedness then due; and,

          (c) Third, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

               In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, Pledgor shall be liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.

     13. Expenses. The Collateral shall secure, and Pledgor shall pay to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys' fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Pledgee under this Agreement or with respect to any of the Indebtedness.

     14. Waivers. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     15. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

     16.  Miscellaneous.

          (a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

          (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

          (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

          (d) This Agreement shall be binding upon Pledgor, and Pledgor's successors and assigns, and shall inure to the benefit of Pledgee and its successors and assigns.

          (e) Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Purchase Agreement.

          (f) This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New Jersey applied to contracts to be performed wholly within the State of New Jersey.

          (g) THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE EXCEPT TO THE EXTENT THAT FEDERAL LAW APPLIES. THE PARTIES HERETO AGREE THAT ANY DISPUTES, CLAIMS, DISAGREEMENTS, LAWSUITS, ACTIONS OR CONTROVERSIES OF ANY TYPE OR NATURE WHATSOEVER THAT, DIRECTLY OR INDIRECTLY, ARISE FROM OR RELATE TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS RELATING TO THE INDUCEMENT, CONSTRUCTION, PERFORMANCE OR TERMINATION OF THIS AGREEMENT, SHALL BE BROUGHT IN THE STATE OR FEDERAL COURTS LOCATED IN HUDSON COUNTY, NEW JERSEY, AND THE PARTIES HERETO AGREE NOT TO CHALLENGE THE SELECTION OF THAT VENUE IN ANY SUCH PROCEEDING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, ON THE GROUNDS THAT SUCH VENUE IS AN INCONVENIENT FORUM.

          (h) Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

 If to the Pledgee:       Cornell Capital Partners, LP
                          and Highgate House Funds, Ltd.
                          101 Hudson Street -Suite 3700
                          Jersey City, NJ 07302
                          Attention:        Mark Angelo
                                            Portfolio Manager
                          Telephone:        (201) 985-8300
                          Facsimile:        (201) 985-8266


With a copy to:           Cornell Capital Partners, LP
                          101 Hudson Street -Suite 3700
                          Jersey City, NJ 07302
                          Attention:        Troy J. Rillo, Esq.
                                            Managing Director
                          Telephone:        (201) 985-8300
                          Facsimile:        (201) 985-8266


If to the Pledgor:        GreenShift Corporation.
                          111 Howard Street, Suite 108
                          Mount Arlington, New Jersey 07856
                          Attention:        Kevin Kreisler
                                            Chief Executive Officer
                          Telephone:        973-398-8183
                          Facsimile:        973-398-8037


With a copy to:           Sonageri & Fallon
                          411 Hackensack Ave
                          Hackensack, New Jersey
                          Attention:          James Sonageri, Esq.
                          Telephone:       201-646-1000
                          Facsimile:        201-646-1084

               Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, (b) upon receipt, when sent via facsimile (provided conformation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) upon expiration of three
               (3) days following the date sent if sent by Federal Express (or similar overnight courier service).

          (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.



                    [SIGNNATURE PAGES TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the date first above written.

                              Pledgee:
                              CORNELL CAPITAL PARTNERS, LP

                              By:      Yorkville Advisors, LLC
                              Its:     General Partner

                              By: /s/  Mark Angelo
                              ---------------------------------
                              Name:    Mark Angelo
                              Title:   Portfolio Manager

                              HIGHGATE HOUSE FUNDS, LTD.

                              By:      Yorkville Advisors, LLC
                              Its:     General Partner

                              By: /s/  Mark Angelo
                              ---------------------------------
                              Name:    Mark Angelo
                              Title:   Portfolio Manager


                              Pledgor:
                              GREENSHIFT CORPORATION

                              By: /s/  Kevin Kreisler
                              ---------------------------------
                              Name:    Kevin Kreisler
                              Title:   Chairman and Chief Executive Officer


                              Escrow Agent:

                              By: /s/  David Gonzales
                              ---------------------------------
                              Name:    David Gonzalez, Esq.

                    SCHEDULE A TO THE STOCK PLEDGE AGREEMENT





                                  Pledged Stock



----------------------------------------------------- ---------------------- ----------------------
Issuer                                                Class of Stock         Number of Shares
----------------------------------------------------- ---------------------- ----------------------
Veridium Corporation                                  Common                       7,460,018
----------------------------------------------------- ---------------------- ----------------------
Veridium Corporation                                  Series A Preferred            627,122
----------------------------------------------------- ---------------------- ----------------------
Veridium Corporation                                  Series B Preferred            966,968
----------------------------------------------------- ---------------------- ----------------------
Veridium Corporation                                  Series C Preferred            750,000
----------------------------------------------------- ---------------------- ----------------------
GreenWorks Engineering Corporation                    Common                       1,500,000
----------------------------------------------------- ---------------------- ----------------------
Coriolis Energy Corporation                           Common                       1,000,000
----------------------------------------------------- ---------------------- ----------------------
GreenShift Industrial Design Corporation              Common                       1,000,000
----------------------------------------------------- ---------------------- ----------------------
GreenShift Advanced Applications Corporation          Common                       1,000,000
----------------------------------------------------- ---------------------- ----------------------